                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 8, 1996
-------------------------------------------------------------------------------
                      (Date of earliest event reported)

                        Progress Financial Corporation
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                         0-14815              25-2413363
-------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


4 Sentry Parkway, Suite 230, Blue Bell, Pennsylvania                 19422-0764
-------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)

                                (610) 825-8800
-------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
-------------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                        if changed since last report)

                       Exhibit Index appears on page 4.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On October 8, 1996, Progress Financial Corporation ("PFC"), a unitary thrift holding company headquartered in Blue Bell, Pennsylvania, announced that it had completed its previously announced acquisition of The Equipment Leasing Company, Timonium, Maryland ("ELC"), for a cash purchase price of $6.6 million. The source of funds for the cash purchase price consisted general operating funds. Under the terms of the purchase agreement, The Equipment Leasing Company became a wholly-owned subsidiary of Progress Bank, a Federally chartered stock savings bank and wholly-owned subsidiary of PFC.

     On October 23, 1996, PFC filed a Form 8-K (the "Form 8-K") which discussed this matter. The purpose of this Amendment to the Form 8-K is to provide financial statements of ELC and pro forma financial information.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial statements of ELC are attached hereto as Exhibit 99(a).

     (b)  Pro forma financial information is attached hereto as Exhibit 99(b).

     (c)  The following exhibits are filed with this report:

           EXHIBIT NUMBER                            DESCRIPTION
           --------------                            ------------
           99(a)                           Financial Statements of ELC
           99(b)                           Pro Forma Financial Information

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PROGRESS FINANCIAL CORPORATION

Date:  December 23, 1996           By:  /s/ Frederick E. Schea
                                        ---------------------------------------
                                        Frederick E. Schea
                                        Senior Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX

           EXHIBIT NUMBER                            DESCRIPTION
           --------------                            -----------
           99(a)                           Financial Statements of ELC
           99(b)                           Pro Forma Financial Information